AAM Todd International Intrinsic Value ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 97.1%	Shares	Value
Communication Services - 2.5%
Deutsche Telekom AG - ADR (a)	12,202	$ 376,188
NetEase, Inc. - ADR	3,326	443,256
		819,444

Consumer Discretionary - 6.3%
Alibaba Group Holding, Ltd. - ADR (a)	2,893	353,669
Naspers, Ltd. - ADR (a)	42,906	452,229
PDD Holdings, Inc. - ADR (b)	2,849	252,308
Vipshop Holdings Ltd. - ADR	30,168	462,777
Yum China Holdings, Inc.	11,008	530,365
		2,051,348

Consumer Staples - 5.1%
British American Tobacco PLC - ADR (a)	9,468	574,234
Japan Tobacco, Inc. - ADR	29,121	647,069
Koninklijke Ahold Delhaize NV - ADR	11,769	462,051
		1,683,354

Energy - 7.6%
Petroleo Brasileiro SA - Petrobras - ADR	22,230	431,262
Repsol SA - ADR	21,633	661,753
Shell PLC - ADR	4,419	406,460
TechnipFMC PLC	8,654	620,146
TotalEnergies SE (a)	4,108	360,929
		2,480,550

Financials - 33.7% (c)
Allianz SE - ADR	10,141	504,616
AXA SA - ADR	11,293	584,977
Banco Santander SA - ADR (a)	53,086	748,513
Barclays PLC - ADR	26,644	732,710
BNP Paribas SA - ADR	8,588	543,019
Chubb Ltd.	1,733	607,728
DBS Group Holdings Ltd. - ADR (a)	2,579	594,975
Erste Group Bank AG - ADR	2,405	156,662
ING Groep NV - ADR	22,014	768,949
Intesa Sanpaolo SpA - ADR	11,920	539,022
Itau Unibanco Holding SA - ADR	78,345	662,799
KB Financial Group, Inc. - ADR (a)	5,383	634,225
Manulife Financial Corp.	12,699	564,344
Mitsubishi UFJ Financial Group, Inc. - ADR (a)	32,230	723,564
NatWest Group PLC (b)	37,889	717,618
ORIX Corp. - ADR (a)	17,612	709,940
Powszechna Kasa Oszczednosci Bank Polski SA - ADR	5,646	179,345
Standard Bank Group Ltd. - ADR	28,647	576,378
Standard Chartered PLC - ADR	8,565	508,161
		11,057,545

Health Care - 8.7%
Fresenius Medical Care AG - ADR	14,239	365,373
Medtronic PLC	3,808	325,165
Novartis AG - ADR (a)	3,145	491,092

Sanofi SA - ADR (a)	6,875		296,175
Shionogi & Co. Ltd. - ADR	41,169		372,168
Smith & Nephew PLC - ADR (a)	10,644		335,924
Teva Pharmaceutical Industries Ltd. - ADR (b)	19,331		676,778
			2,862,675

Industrials - 18.5%
AerCap Holdings NV (a)	4,845		731,111
BAE Systems PLC - ADR	3,765		427,591
Brambles Ltd. - ADR	12,667		347,709
Cie de Saint-Gobain SA - ADR (a)	29,590		279,034
Daimler Truck Holding AG - ADR	13,708		387,937
Hitachi Ltd. - ADR	10,922		357,150
ITOCHU Corp. - ADR	44,943		562,237
Komatsu Ltd. - ADR	8,147		353,335
Marubeni Corp. - ADR (a)	17,960		580,826
Prysmian SpA - ADR	8,577		591,813
Techtronic Industries Co. Ltd. - ADR	6,966		581,034
Vinci SA - ADR	11,926		420,570
ZTO Express Cayman, Inc. - ADR	18,612		447,060
			6,067,407

Information Technology - 7.8%
Fujitsu Ltd. - ADR (a)	18,967		433,775
Lenovo Group Ltd. - ADR	8,418		515,097
NXP Semiconductors NV	1,925		441,133
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	2,038		823,862
Tokyo Electron Ltd. - ADR	2,053		343,611
			2,557,478

Materials - 4.8%
CRH PLC	4,110		390,491
Heidelberg Materials AG - ADR	9,172		341,474
Rio Tinto PLC - ADR	4,285		415,002
Vale SA - ADR	29,406		442,854
			1,589,821

Real Estate - 0.7%
Daiwa House Industry Co. Ltd. - ADR	7,796		228,111

Utilities - 1.4%
Veolia Environnement SA - ADR (a)	23,593		471,624
TOTAL COMMON STOCKS (Cost $22,885,924)			31,869,357

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 18.3%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (d)	6,003,356		6,003,356
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,003,356)			6,003,356

MONEY MARKET FUNDS - 2.8%	Shares		Value
First American Government Obligations Fund - Class X, 3.58% (d)	917,858		917,858
TOTAL MONEY MARKET FUNDS (Cost $917,858)			917,858

TOTAL INVESTMENTS - 118.2% (Cost $29,807,138)			38,790,571
Liabilities in Excess of Other Assets - (18.2)%		(0.18227)	(5,980,273)
TOTAL NET ASSETS - 100.0%			$ 32,810,298
Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $5,813,276.
(b)	Non-income producing security.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

AAM Todd International Intrinsic Value ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 31,869,357	$ –	$ –	$ 31,869,357
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	6,003,356
Money Market Funds	917,858	–	–	917,858
Total Investments	$ 32,787,215	$ –	$ –	$ 38,790,571

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.